UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 31, 2023

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Expedia Group Way W.
Seattle, Washington 98119
(Address of principal executive offices) (Zip code)
(206) 481-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)    Samuel Altman Resignation

Effective as of June 1, 2023, Samuel Altman resigned from the Expedia Group, Inc. (the “Company”) Board of Directors (the “Board”). Mr. Altman resigned in order to focus on his other business interests and not because of any disagreement with the Company, its management, or the Board.

(d)    Alexandr Wang Election

On May 31, 2023, following a recommendation from its Nominating Committee, the Board, including all remaining directors elected by holders of the Company’s common stock only, elected Alexandr Wang to fill the vacancy created by Mr. Altman's resignation.

Mr. Wang is the founder and CEO of Scale AI, the data platform accelerating the development of artificial intelligence. Mr. Wang founded Scale as a student at the Massachusetts Institute of Technology (“MIT”) at the age of 19 to help companies build long-term AI strategies with the right data and infrastructure. Founded in 2016, Scale has grown to become the leading provider of AI development services for autonomous vehicle manufacturers and serves a broad range of customers from large governmental organizations to leading global companies. Mr. Wang grew up in Los Alamos, New Mexico, where he began his journey with a deep passion for coding. He quickly developed a knack for it as a teenager, winning national computing and physics competitions, including the USA Computing Olympiad. He enrolled at MIT at 17, where he undertook graduate machine learning coursework as a freshman, before dropping out to found Scale.

In connection with his election, the Board determined that Mr. Wang is an “independent director” as contemplated by Section 5605(a)(2) of the Nasdaq Marketplace Rules. Mr. Wang’s initial term will expire at the Company’s 2024 annual meeting of stockholders or his earlier resignation or removal. As of the date of this Current Report on Form 8-K, neither Mr. Wang nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Rule 404(a) of Regulation S-K, nor is Mr. Wang party to any understanding or arrangement pursuant to which he was elected as a director.

Mr. Wang will be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2023 (the "2023 Proxy Statement").

(e)     Plan Amendments

Amended Stock and Annual Incentive Plan

On May 31, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, the Company’s stockholders approved the Sixth Amended and Restated Expedia Group, Inc. 2005 Stock and Annual Incentive Plan, effective as of May 31, 2023 (the “Amended 2005 Plan”), including an amendment to increase the number of shares authorized for issuance thereunder by 6,000,000 shares. A description of the terms and conditions of the Amended 2005 Plan is set forth in the Company’s 2023 Proxy Statement under the heading “Proposal 4: Approval of Expedia Group's Sixth Amended and Restated 2005 Stock and Annual Incentive Plan, Including an Amendment to Increase the Number of Shares Authorized for Issuance Thereunder by 6,000,000”, which description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Amended 2005 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Amended Employee Stock Purchase Plans

At the 2023 Annual Meeting, stockholders also approved the Expedia Group, Inc. 2013 Employee Stock Purchase Plan, as Amended and Restated, effective as of May 31, 2023 (the “Amended U.S. ESPP”), and the Expedia Group, Inc. 2013 International Employee Stock Purchase Plan, as Amended and Restated, effective as of May 31, 2023 (the “Amended International ESPP” and, together with the Amended U.S. ESPP, the “Amended ESPPs”), including an amendment to increase the number of shares authorized for issuance under the Amended ESPPs by 1,000,000 shares. A description of the terms and conditions of the Amended ESPPs is set forth in the Company’s 2023 Proxy Statement under the heading “Proposal 5: Approval of Expedia Group's 2013 Employee Stock Purchase Plan, as Amended and Restated, and Expedia Group's 2013 International Employee Stock Purchase Plan, as Amended and Restated, Including an Amendment to Increase the Number of

Shares Authorized for Issuance Thereunder by 1,000,000”, which description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Amended U.S. ESPP and the Amended International ESPP, copies of which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting, stockholders of the Company voted on the six proposals described in the 2023 Proxy Statement and cast their votes as set forth below.

As of the close of business on April 3, 2023, the record date for the 2023 Annual Meeting, there were 143,980,614 shares of the Company’s common stock (each share entitled to one vote) and 5,523,452 shares of the Company’s Class B common stock (each share entitled to 10 votes) entitled to vote. At the 2023 Annual Meeting, 123,719,819 shares of the Company’s common stock and 5,523,452 shares of the Company’s Class B common stock were represented in person or by proxy, representing an aggregate voting power of 178,954,339 votes and constituting a quorum.
Proposal 1 – Election of Directors. The stockholders elected 12 directors of the Company, three of whom were elected by holders of common stock only (the “Common Stock Nominees”), and nine of whom were elected by holders of common stock and Class B common stock voting together as a single class (the “Combined Stock Nominees”), with each director to hold office until the next annual meeting of stockholders or until such director's successor has been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board). The stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Common Stock Nominees
Samuel Altman	98,913,789	15,580,888	9,225,142
Henrique Dubugras	109,389,412	5,105,265	9,225,142
Patricia Menendez Cambo	104,524,130	9,970,547	9,225,142
Combined Stock Nominees
Beverly Anderson	102,633,109	67,096,088	9,225,142
M. Moina Banerjee	164,997,149	4,732,048	9,225,142
Chelsea Clinton	89,165,148	80,564,049	9,225,142
Barry Diller	120,861,816	48,867,381	9,225,142
Craig Jacobson	86,698,713	83,030,484	9,225,142
Peter Kern	158,309,155	11,420,042	9,225,142
Dara Khosrowshahi	106,542,983	63,186,214	9,225,142
Alex von Furstenberg	153,342,475	16,386,722	9,225,142
Julie Whalen	148,671,164	21,058,033	9,225,142
Proposal 2 – Advisory vote on the compensation of the Company's named executive officers. The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the 2023 Proxy Statement. The stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
96,803,356	72,819,937	105,904	9,225,142
Proposal 3 – Advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers. The stockholders recommended, on an advisory basis, a frequency of every year for future advisory votes on the compensation of the Company's named executive officers. The stockholders voted as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
168,648,384	59,227	977,581	44,005	9,225,142
In light of these voting results, and consistent with the Board's recommendation, the Board has determined that the Company will hold an advisory vote on named executive officer compensation every year, until the next required vote on the frequency of such advisory votes, or until the Board otherwise determines that a different frequency is in the best interests of the Company and its stockholders.
Proposal 4 – Approval of the Company's Amended Stock and Annual Incentive Plan. The stockholders approved the Sixth Amended and Restated Expedia Group, Inc. 2005 Stock and Annual Incentive Plan, including an amendment to increase the number of shares authorized for issuance thereunder by 6,000,000 shares. The stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
104,754,860	64,912,827	61,510	9,225,142
Proposal 5 – Approval of the Company's Amended Employee Stock Purchase Plans. The stockholders approved the Company's 2013 Employee Stock Purchase Plan, as amended and restated, and the Company's 2013 International Employee Stock Purchase Plan, as amended and restated, including an amendment to increase the number of shares authorized for issuance thereunder by 1,000,000 shares. The stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
165,966,555	3,712,712	49,930	9,225,142
Proposal 6 – Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
177,955,990	955,032	43,317	—

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Sixth Amended and Restated Expedia Group, Inc. 2005 Stock and Annual Incentive Plan
10.2	Expedia Group, Inc. 2013 Employee Stock Purchase Plan, as Amended and Restated
10.3	Expedia Group, Inc. 2013 International Employee Stock Purchase Plan, as Amended and Restated
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary
Dated: June 2, 2023